UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K/A

(Amendment No. 1)

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

UPEXI, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-25526	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17129 US Hwy 19 N.

Clearwater, FL 33760

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A amends the Current Report on Form 8-K of Upexi, Inc. (the “Company”) filed on November 3, 2022 (the “Original Report”). The Original Report was filed to report the completion of the Company’s acquisition of E-Core Technology, Inc. d/b/a New England Technology, Inc., a Florida corporation (“E-Core”). In response to parts (a) and (b) of Item 9.01 of the Original Report, the Company stated that it would file the required financial information by amendment, as permitted by Items 9.01(a) and 9.01(b) of Form 8-K. The Company hereby amends the Original Report in order to provide part (a) and (b) of Item 9.01. This Amendment No. 1 does not amend any other items of the Original Report and all other information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and E-Core would have achieved had the companies been condensed combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the condensed combined company may achieve after completion of the acquisition.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited financial statements of E-Core Technology, Inc. (d/b/a New England Technology, Inc.) as of and for the years ended December 31, 2021, and 2020, and the related Independent Auditor's Report are filed hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of E-Core Technology, Inc. (d/b/a New England Technology, Inc.) as of and for the nine months ended September 30, 2022, and 2021, and the related Independent Accountant’s Review Report

(b)	Pro Forma Financial Information

The unaudited Pro Forma Condensed combined Balance Sheet of Grove, Inc. and E-Core Technology, Inc. (d/b/a New England Technology, Inc.) as of September 30, 2022, and Unaudited Pro Forma Condensed combined Statement of Income of Upexi, Inc. and E-Core Technology, Inc. (d/b/a New England Technology, Inc.) for the year ended June 30, 2022 are filed hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of Marcum LLP
99.1	Audited financial statements of E-Core Technology, Inc. (d/b/a New England Technology, Inc.) as of and for the years ended December 31, 2021 and 2020, and the related Independent Auditor’s Report
99.2

Unaudited financial statements of E-Core Technology, Inc. (d/b/a New England Technology, Inc.) as of and for the nine months ended September 30, 2022 and 2021, and the related Independent Accountant’s Review Report

99.3

Unaudited Pro Forma Condensed Balance Sheet of Upexi, Inc. and E-Core Technology, Inc. (d/b/a New England Technology, Inc.) as of September 30, 2022, and Unaudited Pro Forma Condensed combined Statement of Operations of Upexi, Inc. and E-Core Technology, Inc. (d/b/a New England Technology, Inc.) for the year ended June 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Dated: February 17, 2023		/s/ Andrew J. Norstrud
	Name:	Andrew J. Norstrud
	Title:	Chief Financial Officer

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